Exhibit 99.4

21-25428-2 C2.1 P1 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03IARB + + Proposals — The Board of Directors recommend A a vote FOR Proposals 1 - 3. 1. Approval of the Merger Agreement and Merger. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated March 3, 2021, by and between Shore Bancshares, Inc. and Severn, pursuant to which Severn will merge with and into Shore Bancshares, Inc., with Shore Bancshares, Inc. as the surviving institution; 2. Compensation Proposal. To consider and vote upon an advisory, non-binding proposal to approve the compensation payable to the named executive officers of Severn in connection with the merger; ForAgainst Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B 3. Adjournment. To consider and vote upon a proposal to adjourn the Severn special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Severn special meeting to approve the merger proposal. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Special Meeting Proxy Card ForAgainst Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 5 1 4 0 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 JNT C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/SVBI or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SVBI Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote! 21-25428-2 C2.1 P2 Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SVBI

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEVERN BANCORP, INC. (THE “COMPANY") FOR THE SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON _______________________ (THE “MEETING”). The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with the full powers of substitution, to act as attorney and proxy for the undersigned, to represent and to vote, as designated below, all shares of common stock of the Company, which the undersigned is entitled to vote at the Meeting and at any postponement or adjournment thereof, with all powers the undersigned would possess if personally present. This proxy, when properly completed and executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter that may properly come before the Meeting as described in the Proxy Statement. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR TELEPHONE. REVOCABLE PROXY — SEVERN BANCORP, INC. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Non-Voting Items C + + Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.investorvote.com/SVBI The Special Meeting of Stockholders of Severn Bancorp, Inc. will be held on ______________, __:00 AM Local Time, virtually via the internet at ____________________. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. 21-25428-2 C2.1 P3